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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             FORM 8-K CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                November 20, 2002

                   Honda Auto Receivables 2002-4 Owner Trust
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                      (Issuer with respect to Securities)


                        American Honda Receivables Corp.
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               (Exact name of registrant specified in its charter)


         California               333-71022                      33-0526079
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(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)           File Number)              Identification No.)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, California                                                 90501
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(Address of principal executive offices)                           (Zip code)



       Registrant's telephone number, including area code: (310) 781-4100
                                                           --------------








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         Item 2. Acquisition or Disposition of Assets

         Description of the Securities and the Auto Loans

         American Honda Receivables Corp. registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-71022) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2002-4 Owner Trust (the "Issuer") issued $1,034,670,000 Class A-1 1.38% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 1.66% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 2.19% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 2.70% Asset Backed Notes (the "Class A-4 Notes") (collectively the "Notes"), on November 20, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

         The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 2002, between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

         The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

         As of November 20, 2002, the receivables possessed the characteristics described in the Prospectus dated July 16, 2002 and the Prospectus Supplement dated November 13, 2002 filed pursuant to Rule 424(b)(5) of the Act on November 18, 2002.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)  Not applicable


         (b)  Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated November 13, 2002, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and J.P. Morgan Securities Inc.

              Exhibit 4.1. Indenture, dated as of November 1, 2002, between the Issuer and the Indenture Trustee.

              Exhibit 4.2. Amended and Restated Trust Agreement, dated November 20, 2002, among American Honda Receivables Corp. (the "Depositor"), Citibank, N.A. (the "Owner Trustee") and Wachovia Trust Company, National Association (the "Delaware Trustee").


                                       1
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              Exhibit 4.3 Sale and Servicing Agreement, dated November 1, 2002, among the Seller, the Servicer and the Issuer.

              Exhibit 4.4 Receivables Purchase Agreement, dated as of November 1, 2002, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

              Exhibit 4.5 Administration Agreement, dated as of November 1, 2002, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    American Honda Receivables Corp.
                                    as Registrant


                                    By: /s/ Y. Takahashi
                                       --------------------
                                       Name: Y. Takahashi
                                       Title: President




Dated: November 20, 2002



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                                  EXHIBIT INDEX





Exhibit No.        Description

Exhibit 1.1. Underwriting Agreement, dated November 13, 2002, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and J.P. Morgan Securities Inc.


Exhibit 4.1. Indenture, dated as of November 1, 2002, between the Issuer and the Indenture Trustee.


Exhibit 4.2. Amended and Restated Trust Agreement, dated November 20, 2002, among American Honda Receivables Corp. (the "Depositor"), Citibank (the "Owner Trustee") and Wachovia Trust Company, National Association (the "Delaware Trustee").


Exhibit 4.3 Sale and Servicing Agreement, dated November 1, 2002, among the Seller, the Servicer and the Issuer.

Exhibit 4.4 Receivables Purchase Agreement, dated as of November 1, 2002, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").


Exhibit 4.5 Administration Agreement, dated as of November 1, 2002, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.